UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 4, 2021

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

Indenture Governing 5.750% Senior Secured Notes due 2026

On February 4, 2021, Hawaiian Airlines, Inc. (“Hawaiian”), a direct wholly owned subsidiary of Hawaiian Holdings, Inc. (“Holdings” or the “Company”), completed the private offering (the “Offering”) by Hawaiian Brand Intellectual Property, Ltd., an indirect wholly owned subsidiary of Hawaiian (the “Brand Issuer”), and HawaiianMiles Loyalty, Ltd., an indirect wholly owned subsidiary of Hawaiian (the “Loyalty Issuer” and, together with the Brand Issuer, the “Issuers”) of an aggregate of $1,200,000,000 principal amount of their 5.750% senior secured notes due 2026 (the “Notes”).

The Notes are fully and unconditionally guaranteed, jointly and severally, by (i) Hawaiian Finance 1 Ltd., a direct wholly owned subsidiary of Hawaiian (“HoldCo 1”), (ii) Hawaiian Finance 2 Ltd., a direct subsidiary of HoldCo 1 and indirect wholly owned subsidiary of Hawaiian (“HoldCo 2” and, together with HoldCo 1, the “Cayman Guarantors”), (iii) Hawaiian and (iv) Holdings (Holdings, together with Hawaiian, the “Parent Guarantors” and the Parent Guarantors, together with the Cayman Guarantors, the “Guarantors”). All guarantees are secured except for the Holdings guarantee, which is not secured. The Notes are secured on a senior basis by first-priority security interests in substantially all of the assets of the Issuers. The Notes were issued pursuant to an Indenture, dated as of February 4, 2021 (the “Indenture”), among the Issuers, the Guarantors and Wilmington Trust, National Association, as trustee, collateral agent and collateral custodian. The Issuers lent the net proceeds from the offering of the Notes to Hawaiian, after depositing a portion of such proceeds in a reserve account to cover future interest payments on the Notes. The Notes will mature on January 20, 2026. The Notes bear interest at a rate of 5.750% per year, payable quarterly in arrears on July 20, October 20, January 20 and April 20 of each year, beginning on July 20, 2021.

In connection with the issuance of the Notes, Hawaiian contributed to the Brand Issuer, which is a newly-formed subsidiary structured to be bankruptcy remote, all worldwide rights, owned or purported to be owned, or later developed or acquired and owned or purported to be owned, by Hawaiian or any of its subsidiaries, in and to all intellectual property, including all trademarks, service marks, brand names, designs, and logos that include the word “Hawaiian” or any successor brand and the “hawaiianairlines.com” domain name and similar domain names or any successor domain names (the “Brand IP”). The Brand Issuer will indirectly grant to Hawaiian an exclusive, worldwide, perpetual and royalty-bearing sublicense to use the Brand IP (the “Brand IP Sublicense”). The Brand IP Sublicense will be terminated, and Hawaiian’s right to use such Brand IP will cease, upon specified termination events, including, but not limited to, Hawaiian’s failure to assume the Brand IP Sublicense in a restructuring process. The termination of the Brand IP Sublicense would be an event of default under the Indenture and in certain circumstances would trigger a substantial liquidated damages payment calculated based on the present value of all future payments under the Brand IP Sublicense.

Further, Hawaiian contributed to the Loyalty Issuer its rights to certain other collateral owned by Hawaiian, including, to the extent permitted by such agreements or otherwise by operation of law, any of Hawaiian’s rights under the HawaiianMiles Agreements and the IP Agreements (each as defined in the Indenture), together with HawaiianMiles program (“HawaiianMiles”) customer data and certain other intellectual property owned or purported to be owned, or later developed or acquired and owned or purported to be owned, by Hawaiian or any of its subsidiaries (including the Issuers) and required or necessary to operate HawaiianMiles (the “Loyalty Program IP”) (all such collateral being, the “Loyalty Program Collateral”). The Loyalty Issuer will indirectly grant Hawaiian an exclusive, worldwide, perpetual and royalty-free sub-license to use the Loyalty Program IP (the “Loyalty Program IP Sublicense”). The Loyalty Program IP Sublicense will be terminated, and Hawaiian’s right to use such Loyalty Program IP will cease, upon specified termination events, including, but not limited to, Hawaiian’s failure to assume the Loyalty Program IP Sublicense in a restructuring process. The termination of the Loyalty Program IP Sublicense would be an event of default under the Indenture.

Terms of the Notes

The terms of the Notes are described below.

The Notes are secured on a senior basis by first-priority security interests in substantially all of the assets of the Issuers, other than Excluded Property (as defined in the Indenture) and subject to certain permitted liens (collectively, the “Issuer Collateral”). The note guarantees of Hawaiian are secured by (i) a first-priority security interest in 100% of the equity (other than the special share issued to the Special Shareholder (as defined in the Indenture)) of HoldCo 1 and (ii) the Brand IP and the Loyalty Program Collateral (collectively, the “Hawaiian Collateral”). The note guarantees of the Cayman Guarantors are secured by first-priority security interests in substantially all of the assets of the Cayman Guarantors, including pledges of the equity of their respective subsidiaries (other than the special share issued to the Special Shareholder (as defined in the Indenture)) (collectively, the “Subsidiary Collateral” and, together with the Issuer Collateral and the Hawaiian Collateral, the “Collateral”). The note guarantee of Holdings is unsecured.

The Notes and the note guarantees of the Guarantors (i) rank equally in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness, (ii) other than with respect to the Holdings note guarantee, which is unsecured, are effectively senior to all existing and future indebtedness of the Issuers and the Guarantors that is not secured by a lien, or is secured by a junior-priority lien, on the Collateral, to the extent of the value of the Collateral securing the Notes, (iii) are effectively subordinated to any existing or future indebtedness of the Issuers and the Guarantors that is secured by liens on assets that do not constitute a part of the Collateral, to the extent of the value of such assets and (iv) rank senior in right of payment to the Issuers’ and the Guarantors’ future subordinated indebtedness. The Issuers and Cayman Guarantors are currently Hawaiian’s only material subsidiaries and Hawaiian is Holdings’ only material subsidiary. To the extent Hawaiian creates or acquires any other subsidiaries in the future, the Notes and note guarantees will also be structurally subordinated to all existing and future obligations, including trade payables, of any such newly formed or after-acquired subsidiaries that do not guarantee the Notes.

The Notes are redeemable at the option of the Issuers, in whole or in part, at any time and from time to time, after January 20, 2024 at the redemption prices set forth in the Indenture. In addition, the Notes are redeemable, at the option of the Issuers, at any time and from time to time, in whole or in part, prior to January 20, 2024 at a price equal to 100% of their principal amount plus the “make-whole” premium described in the Indenture and accrued and unpaid interest, if any, thereon to, but excluding, the redemption date. Additionally, from time to time on or prior to January 20, 2024, the Issuers may also redeem up to 40% of the original outstanding principal amount of the Notes with proceeds from any one or more equity offerings of Hawaiian at a redemption price equal to 105.75% of the principal amount of Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date. Upon the occurrence of certain mandatory prepayment events and mandatory repurchase offer events, the Issuers will be required to make a prepayment on the Notes, or offer to repurchase the Notes, pro rata to the extent of any net cash proceeds received in connection with such events, at a price equal to 100% of the principal amount to be prepaid, plus, in some cases, an applicable premium. In addition, upon a change of control of Hawaiian, the Issuers may be required to make an offer to prepay the Notes at a price equal to 101% of the respective principal amounts thereof, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

The Indenture contains certain covenants that limit the ability of the Issuers, the Cayman Guarantors and, in certain circumstances, Hawaiian to, among other things: (i) make Restricted Payments (as defined in the Indenture), (ii) incur additional indebtedness, (iii) create certain liens on the Collateral, (iv) sell or otherwise dispose of the Collateral and (v) consolidate, merge, sell or otherwise dispose of all or substantially all of the Issuers’ assets.

The Indenture also requires the Issuers and, in certain circumstances, Hawaiian, to comply with certain affirmative covenants, including depositing the Transaction Revenues (as defined in the Indenture) in collection accounts, with amounts to be distributed for the payment of fees, principal and interest on the Notes pursuant to a payment waterfall described in the Indenture, and certain financial reporting requirements. In addition, the Indenture requires Hawaiian to maintain minimum liquidity at the end of any business day of at least $300 million.

HawaiianMiles is expected to continue to operate as it has in the past.

Subject to certain materiality thresholds, qualifications, exceptions, “baskets” and grace and cure periods, the Indenture also includes certain customary events of default, including payment defaults, covenant defaults, cross-defaults to certain indebtedness, bankruptcy events, and a change of control of an Issuer. Upon the occurrence of an event of default, at the discretion of the Permitted Noteholders (as defined in the Indenture), the outstanding obligations under the Indenture may be accelerated and become due and payable immediately.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Indenture, a copy of which is attached hereto as Exhibit 4.1.

Item 1.02 Termination of a Material Definitive Agreement.

On February 4, 2021, immediately prior to the closing of the Offering, Hawaiian repaid in full the $45.0 million loan from the U.S. Department of Treasury (the “Treasury”) under the Economic Relief Program pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), and in connection with such repayment, terminated the Loan and Guarantee Agreement, dated as of September 25, 2020 (as amended and restated by the Restatement Agreement dated as of October 23, 2020, and as further amended by the Amendment to Loan and Guarantee Agreement, dated as of January 15, 2021), among Hawaiian, as the borrower, the Company, the guarantors party thereto from time to time, the Treasury, and the Bank of New York Mellon, as administrative agent and collateral agent. As disclosed previously, the Company has ongoing obligations to the Treasury under the CARES Act and the Consolidation Appropriations Act, 2021 (the “CAA”).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current plans and expectations. Such forward-looking statements include, without limitation, the future operation of HawaiianMiles and the Company’s ongoing obligations under the CARES Act and the CAA. Words such as “expects,” “anticipates,” “projects,” “hopes,” “intends,” “plans,” “believes,” “estimates,” “will,” variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause outcomes to be materially different from any expected outcomes, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation: the effectiveness of the Company’s cost cutting plans; the continuing and developing effects of the COVID-19 pandemic, including its impact on the demand for air travel; employee up-take of voluntary early-out offers; the Company’s dependence on tourist travel; the availability of aircraft fuel, aircraft parts and personnel; the Company’s ability to continue to generate sufficient cash; changes in the Company’s future capital needs; and other macroeconomic, political and regulatory developments.

The risks, uncertainties and assumptions described above also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. Except as required by law, the Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title
4.1*
Indenture, dated as of February 4, 2021, by and among Hawaiian Brand Intellectual Property, Ltd., HawaiianMiles Loyalty, Ltd., the guarantors named therein and Wilmington Trust, National Association, as trustee, collateral agent and collateral custodian, governing the 5.750% Senior Secured Notes due 2026.

4.2	Form of 5.750% Senior Secured Notes due 2026 (incorporated by reference to Exhibit A to Exhibit 4.1 filed herewith).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

* Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2021

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer